EXECUTION VERSION
Exhibit 10.2
FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

This FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT, dated as of July 19, 2024 (this “Amendment”), is entered into among NORFOLK SOUTHERN CORPORATION (the “Borrower”), the Lenders party hereto, and BANK OF AMERICA, N.A., as administrative agent (together with any successor Administrative Agent, in such capacity, the “Administrative Agent”). Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Existing Agreement (as herein defined).

RECITALS
WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Term Loan Credit Agreement, dated as of January 26, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified and in effect prior to the date hereof, the “Existing Agreement”; the Existing Agreement as amended hereby, the “Credit Agreement”);
WHEREAS, the Borrower, the Lenders, and the Administrative Agent have agreed to amend the Existing Agreement to extend the Availability Period for 90 calendar days on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the following shall be effective:
ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT
Effective upon the First Amendment Effective Date (as herein defined), the Existing Agreement is hereby amended as follows:
1.1The defined term “Availability Period” is hereby amended and restated in its entirety as follows:
“Availability Period” means the period from and including the Closing Date to the earliest of (i) October 22, 2024 and (ii) the date of termination of the aggregate Commitments pursuant to Section 2.9 and Section 2.12.

ARTICLE II
CONDITIONS TO EFFECTIVENESS
2.1 This Amendment shall become effective as of the date (the “First Amendment Effective Date”) when, and only when, each of the following conditions precedent shall have been satisfied:
(a)Amendment. The Administrative Agent shall have received this Amendment executed and delivered by a duly authorized officer of the Borrower and each Lender.
(b)Representations and Warranties. The representations and warranties made pursuant to Article III of this Amendment shall be true and complete in all material respects (or, in the case of any such representation or warranty already qualified by materiality, in all respects) on and as of such date with the same force and effect as if made on and as of such date (except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall be true in all material respects as of such earlier date).
(c)Expenses. The Borrower shall have paid, to the extent invoiced at least two (2) Business Days prior to the First Amendment Effective Date, all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the negotiation, preparation, execution, and delivery of this Amendment and each other document contemplated hereby (including, without limitation, the reasonable fees and expenses of counsel).
ARTICLE III
REPRESENTATIONS AND WARRANTIES
3.1 In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders on and as of the First Amendment Effective Date that:
(a)Existence, Qualification and Power. The Borrower (i) is duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) has all requisite corporate power and authority and (iii) has all requisite material governmental licenses, authorizations, consents and approvals to execute and deliver this Amendment and perform its obligations under this Amendment and the Credit Agreement except, in the case referred to in clause (iii) to the extent that failure to do so could not reasonably be expected to have a Material Adverse Change.

(b)Authorization; No Contravention. The execution and delivery by the Borrower of this Amendment and performance by the Borrower of this Amendment and the Credit Agreement have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene, in any material respect, the terms of its certificate or articles of incorporation or organization or other applicable constitutive documents, (ii) result in the creation of any Lien on any assets of the Borrower, (iii) violate or constitute a default under any material agreement under which Debt may be incurred or any other material agreement or instrument binding upon the Borrower or any of its Consolidated Subsidiaries (excluding any contravention or default of any material agreement or instrument as could not reasonably be expected to result in a Material Adverse Change) or (iv) violate, in any material respect, any applicable law.
(c)Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any governmental authority or any other person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower of this Amendment or the Credit Agreement, except for such approvals, consents, exemptions, authorizations, actions or notices that have been duly obtained, taken or made and are in full force and effect, or such filings, which if not made, would not have any effect on the validity or enforceability of this Amendment or the Credit Agreement or the obligations of the Borrower hereunder or thereunder.
(d)Execution and Delivery; Binding Effect; No Default. This Amendment and the Credit Agreement have been duly executed and delivered by the Borrower. This Amendment and the Credit Agreement each constitute a legal, valid and binding obligation of the Borrower party hereto or thereto, as applicable, enforceable against the Borrower in accordance with its terms, subject to (i) applicable Debtor Relief Laws and (ii) equitable principles of general applicability (regardless of whether such enforceability is considered in a proceeding in equity or at law). No Default or Event of Default has occurred and is continuing on the First Amendment Effective Date, both immediately before and immediately after giving effect to this Amendment and the amendments contemplated hereby.
(e)Incorporation of Representations and Warranties. The representations and warranties of the Borrower set forth in the Existing Agreement are true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality, in all respects) on and as of the First Amendment Effective Date (or, in the case of any such representation or warranty expressly stated to have been made as of a specific date, as of such specific date).
(f)Representation by Independent Counsel. The Borrower (i) has been represented by independent legal counsel of its choice (or has had the opportunity to consult with independent legal counsel of its choice) in connection with this Amendment, (ii) has reviewed this Amendment and understands the agreements contained herein and their impact on the terms of the Existing Agreement and the Borrower’s rights and obligations thereunder and (iii) has knowingly and voluntarily agreed to execute and deliver this Amendment without duress.
ARTICLE IV
EXPENSES
4.1 The Borrower hereby agrees to pay all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the negotiation, preparation, execution, and delivery of this Amendment and each other document contemplated hereby (including, without limitation, the reasonable fees and expenses of counsel).
ARTICLE V
MISCELLANEOUS
5.1 Survival. Except as expressly provided in this Amendment, all of the terms, provisions, covenants, agreements, representations and warranties and conditions of the Existing Agreement shall be and remain in full force and effect as written, unmodified hereby and are hereby ratified by the Borrower. In the event of any conflict between the terms, provisions, covenants, representations and warranties and conditions of this Amendment, on the one hand, and the Existing Agreement, on the other hand, this Amendment shall control.
5.2     Further Assurances. The Borrower agrees to execute such other documents, instruments and agreements and take such further actions reasonably requested by the Administrative Agent to effectuate the provisions of this Amendment.
5.3        Severability. Any term or provision of this Amendment that is invalid, illegal or unenforceable in any jurisdiction shall, solely as to that jurisdiction, be ineffective solely to the extent of such invalidity, illegality or unenforceability without rendering invalid, illegal or unenforceable the remaining terms and provisions of this Amendment or affecting the validity, legality or enforceability of any of the terms or provisions of this Amendment in any other jurisdiction. If any provision of this Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.
5.4    Governing Law. This Amendment and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby shall be governed by, and construed in accordance with, the laws of the jurisdiction that governs the Existing Agreement in accordance with the terms thereof.
5.5    Entire Agreement. This Amendment and the Existing Agreement (as amended hereby) constitute the entire agreement among the parties to the Existing Agreement with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and verbal, among such parties or any of them with respect to the subject matter hereof. Any exhibits or annexes attached hereto are hereby incorporated herein by reference and made a part hereof.
5.6    Binding Effect, Beneficiaries. This Amendment shall be binding upon and inure to the benefit of the parties to the Existing Agreement and their respective heirs, executors, administrators, successors, legal representatives and assigns, and no other party shall derive any rights or benefits herefrom.
5.7    Construction. This Amendment shall be construed without regard to any presumption or other rule requiring construction against the party drafting this Amendment.
5.8    Notices. All notices relating to this Amendment shall be delivered in the manner and subject to the provisions set forth in the Existing Agreement.
5.9    Counterparts; Effectiveness; Electronic Execution. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single agreement. Except as provided in Article II, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (e.g., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

5.10    Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
5.11    Reference to and Effect on the Existing Agreement. On and after the First Amendment Effective Date, each reference in any Loan Document to the Existing Agreement, “thereunder”, “thereof” or words of like import referring to the Existing Agreement shall mean and be a reference to the Existing Agreement as amended by this Amendment. Except as specifically amended by this Amendment, the Existing Agreement shall remain in full force and effect (with the same priority, as applicable) and are hereby ratified and confirmed and this Amendment shall not be considered a novation. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender or any other party under, the Credit Agreement. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.
[Signature Pages to Follow]

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed as of the date first written above.
BORROWER:

NORFOLK SOUTHERN CORPORATION
By: /s/ Christopher J. Ceraso
Name: Christopher J. Ceraso
Title: Vice President & Treasurer

SIGNATURE PAGE TO
FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT
NORFOLK SOUTHERN CORPORATION

AGENT AND LENDERS: BANK OF AMERICA, N.A., as Administrative Agent

By: /s/ Dianna Benner . Name: Dianna Benner Title: Assistant Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT
NORFOLK SOUTHERN CORPORATION

BANK OF AMERICA, N.A., as a Lender
By: /s/ Erika Murphy
Name: Erika Murphy
Title: Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT
NORFOLK SOUTHERN CORPORATION

WELLS FARGO BANK, NATIONAL ASSOCIATION, as
Syndication Agent and as a Lender
By: /s/ Mylissa Merten
Name: Mylissa Merten
Title: Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT
NORFOLK SOUTHERN CORPORATION

SUMITOMO MITSUI BANKING CORPORATION, as Syndication Agent and as a Lender
By: /s/ Minxiao Tian
Name:    Minxiao Tian

SIGNATURE PAGE TO
FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT
NORFOLK SOUTHERN CORPORATION

CITIBANK, N.A., as a Lender
By: /s/ Susan Olsen
Name: Susan Olsen
Title: Vice President
SIGNATURE PAGE TO
FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT
NORFOLK SOUTHERN CORPORATION

GOLDMAN SACHS BANK USA, as a Lender
By: /s/ Priyankush Goswami
Name: Priyankush Goswami
Title: Authorized Signatory

SIGNATURE PAGE TO
FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT
NORFOLK SOUTHERN CORPORATION

MORGAN STANLEY BANK, N.A., as a Lender
By: /s/ Jack Kuhns
Name: Jack Kuhns
Title: Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT
NORFOLK SOUTHERN CORPORATION

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By: /s/ Eric M. Herm
Name: Eric M. Herm
Title: Vice President
SIGNATURE PAGE TO
FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT
NORFOLK SOUTHERN CORPORATION

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By: /s/ Larry D. Jackson
Name: Larry D. Jackson
Title: Senior Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT
NORFOLK SOUTHERN CORPORATION

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender
By: /s/ William Panagis
Name: William Panagis
Title: Duly Authorized Signatory

SIGNATURE PAGE TO
FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT
NORFOLK SOUTHERN CORPORATION

THE NORTHERN TRUST COMPANY, as a Lender
By: /s/ Kimberly A Crotty
Name: Kimberly A. Crotty
Title: Senior Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT
NORFOLK SOUTHERN CORPORATION